UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2020

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario		K7A 0A8
(Address of principal executive officers)		(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

The information in Item 7.01 below is incorporated herein by reference.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing or document.

Item 7.01	Regulation FD Disclosure.

As of September 30, 2019, Canopy Growth Corporation (the “Company”) determined that it no longer qualified as a “foreign private issuer” as such term is defined in Rule 405 under the Securities Act. This means that, as of April 1, 2020, the Company has been required to comply with all of the periodic disclosure and current reporting requirements of the Exchange Act as a domestic registrant rather than the forms the Company has filed with the Securities and Exchange Commission (“SEC”) in the past as a foreign private issuer.

Accordingly, the Company is now required to prepare its financial statements filed with the SEC in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”). As required pursuant to section 4.3(4) of National Instrument 51-102 – Continuous Disclosure Obligations, the Company must restate its interim financial reports for the fiscal year ended March 31, 2020 in accordance with U.S. GAAP, such interim financial reports having previously been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board.

The restated unaudited consolidated interim financial statements and the related management’s discussion and analysis of financial condition and results of operations for (i) the three months ended June 30, 2019 and 2018; (ii) the three and six months ended September 30, 2019 and 2018; and (iii) the three and nine months ended December 31, 2019 and 2018 (collectively, the “Restated Interim Financial Statements and MD&As”) have been prepared in accordance with U.S. GAAP.

Other than as expressly set forth above, the Restated Interim Financial Statements and MD&As do not, and do not purport to, update or restate the information in the original unaudited consolidated interim financial statements and the related management’s discussion and analysis of financial condition and results of operations for (i) the three months ended June 30, 2019 and 2018; (ii) the three and six months ended September 30, 2019 and 2018; and (iii) the three and nine months ended December 31, 2019 and 2018 (collectively, the “Original Interim Financial Statements and MD&As”) or reflect any events that occurred after the date of the filing of the Original Interim Financial Statements and MD&As.

The Original Interim Financial Statements and MD&As, which were prepared in accordance with IFRS, were filed with the SEC on Forms 6-K on August 14, 2019, November 14, 2019 and February 14, 2020, respectively. Copies of the Restated Interim Financial Statements and MD&As are attached as Exhibit 99.1, Exhibit 99.2, Exhibit 99.5, Exhibit 99.6, Exhibit 99.9 and Exhibit 99.10, respectively, to and are incorporated by reference in this Current Report on Form 8-K.

The information in this Item 7.01, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing or other document pursuant to the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing or document.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Restated Consolidated Interim Financial Statements for the three months ended June 30, 2019 and June 30, 2018 dated July 10, 2020

99.2	Restated Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended June 30, 2019 and June 30, 2018 dated July 10, 2020

99.3	Form 52-109F2R Certification Of Refiled Interim Filings Full Certificate–Chief Executive Officer dated July 10, 2020, for the interim period ended June 30, 2019

99.4	Form 52-109F2R Certification Of Refiled Interim Filings Full Certificate–Chief Financial Officer dated July 10, 2020, for the interim period ended June 30, 2019

99.5	Restated Consolidated Interim Financial Statements for the three and six months ended September 30, 2019 and September 30, 2018 dated July 10, 2020

99.6	Restated Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and six months ended September 30, 2019 and September 30, 2018 dated July 10, 2020

99.7	Form 52-109F2R Certification Of Refiled Interim Filings Full Certificate–Chief Executive Officer dated July 10, 2020, for the interim period ended September 30, 2019

99.8	Form 52-109F2R Certification Of Refiled Interim Filings Full Certificate–Chief Financial Officer dated July 10, 2020, for the interim period ended September 30, 2019

99.9	Restated Consolidated Interim Financial Statements for the three and nine months ended December 31, 2019 and December 31, 2018 dated July 10, 2020

99.10	Restated Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three and nine months ended December 31, 2019 and December 31, 2018 dated July 10, 2020

99.11	Form 52-109F2R Certification Of Refiled Interim Filings Full Certificate–Chief Executive Officer dated July 10, 2020, for the interim period ended December 31, 2019

99.12	Form 52-109F2R Certification Of Refiled Interim Filings Full Certificate–Chief Financial Officer dated July 10, 2020, for the interim period ended December 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ Phil Shaer
Phil Shaer Chief Legal Officer

Date: July 10, 2020